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                                 EXHIBIT 10.124


As of March 23, 2000                        Via personal delivery

Cami Winikoff
C/o Trimark Pictures, Inc.

Dear Cami:

     This letter (the "Amendment") shall amend the terms of your employment agreement (the "Agreement") with Trimark Pictures, Inc. ("Trimark") dated as of February 1, 1999.

     1. Paragraph 1 shall be deemed deleted and the following paragraph shall be inserted in its place:

          1.   TERM: January 13, 2000 through January 13, 2003 (the "Term").

     2. Paragraph 2 shall be deemed deleted and the following paragraph shall be inserted in its place:

          2.   TITLE: Chief Operating Officer

     3. SIGNING BONUS: Upon your signature of this Amendment, Trimark shall pay you the sum of $32,000.00.

     The agreement, as amended hereby shall continue in full force and effect.


Sincerely,                                  AGREED AND ACCEPTED BY:




\s\   Mark Amin                             \s\   Cami Winikoff
-------------------------                   ----------------------------
Mark Amin                                   Cami Winikoff        Date
President


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